UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2021

Business Solutions Plus, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56233	00-0000000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Reservoir Avenue #123

Cranston, R.I. 02910

(Address of Principal Executive Offices)

Issuer's telephone number: 774-250-2456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

References to “We,” “Our,” and “the Company,” refer to Business Solutions Plus, Inc., a Nevada Company.

Item 1.01. Entry into a Material Definitive Agreement.

On March 4, 2021, Business Solutions Plus, Inc. announced on Form 8-K plans to participate in a holding company reorganization (“the Reorganization” or “Merger”).

The constituent corporations in the Reorganization are InterActive Leisure Systems, Inc. (“IALS” or “Predecessor”), the Company and Business Solutions Merger Sub, Inc. (“Merger Sub”). Our director is the sole director/officer of each constituent corporation in the Reorganization. Prior to the Reorganization, our sole and controlling shareholder, Flint Consulting Services, LLC as of date first written above cancelled and returned to the Company’s treasury all issued and outstanding common shares of the Company held and owned by it. The Company issued 1,000 common shares of its common stock to Predecessor and Merger Sub issued 1,000 shares of its common stock to the Company prior to the Reorganization. Immediately prior to the merger, the Company will be a wholly owned direct subsidiary of IALS and Merger Sub will be a wholly owned and direct subsidiary of the Company.

Pursuant to the above, on March 22, 2021, the company filed Articles of Merger with the Nevada Secretary of State. The merger shall become effective on March 31, 2021 at 4:00 PM EST(“Effective Time”). At the Effective Time, Predecessor shall be merged with and into Merger Sub (the “Merger), and Predecessor shall be the surviving corporation. Each share of Predecessor common stock issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and non-assessable share of Successor common stock.

In addition, the Company is pending a FINRA corporate action to process the foregoing Reorganization. Commensurate with this action the Company has requested to change its stock ticker symbol. The new ticker symbol, and new CUSIP number will be disclosed in a subsequent Form 8-K once announced via the FINRA daily list.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Articles of Merger

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Business Solutions Plus, Inc.

Dated: March 26, 2021

By: /s/ Paul Moody

Paul Moody

President and Director